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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2007

                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-31797               03-0366218
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)       Identification Number)

           1050 Buckingham St., Watertown,                     CT 06795
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (860) 945-0661


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 14, 2007, Vermont Pure Holdings, Ltd. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

In addition to reporting financial results in accordance with generally accepted accounting principles (GAAP), the Company has provided certain non-GAAP financial measures in the release, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Such measures exclude impairment charge - goodwill in the amount of $22.95 million, a charge the Company was required to take under SFAS No. 142. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends and in allowing for a more comparable presentation of results in the reported period to those in prior periods that did not include an impairment charge - goodwill. Management uses these measures along with their corresponding GAAP financial measures to help manage the Company's business and to help evaluate its performance compared to the marketplace. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as superior to or as a substitute for financial information provided in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and, therefore, may not be comparable to, similarly titled measures used by other companies. Investors are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP results, contained in the attached exhibits and found on the Company's web site.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (d) Exhibits

     Number  Title
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      99.1   Press Release dated February 14, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     Vermont Pure Holdings, Ltd.


                                                     By: /s/ Bruce S. MacDonald
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                                                         Bruce S. MacDonald
                                                         Chief Financial Officer

Date: February 14, 2007

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                                  EXHIBIT INDEX

Number  Title
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99.1    Press Release dated February 14, 2007